95 Wall New York, NY 10 Hanover Square New York, NY 21 Chelsea New York, NY View 14 Washington, D.C. Rivergate New York, NY Recent UDR Investment Activity Exhibit 99.2
Investment Activity: August 2010 - January 2012 Represents wholly-owned transactions completed from August 2010 - January 2012.. As of December 31, 2011. Acquisitions: $2.0 billion(1) 4,535 homes with an average age of 12 years and a weighted average monthly income of $2,451 per home Increased presence in existing UDR core markets and entered Boston and Manhattan Dispositions: $615 million(1) 4,637 homes with an average age of 20 years and a weighted average monthly income of $1,167 per home Will continue to expose non-core communities to the market that do not fit UDR's long-term strategy Joint venture activity: $4.0 billion book value Formed two joint ventures with MetLife (November 2010 and January 2012.) To date have invested $281 million of the $450 million of total capacity under the Kuwait Finance House ('KFH') joint venture Increased presence in existing core markets through both joint ventures Development(2) Strategy: Focus development opportunities in select core markets that compliment and enhance UDR's existing portfolio such as Southern California, Northern California, Washington, D.C., Boston and Dallas Pipeline: 3,040 homes in 11 communities; total estimated cost of $901 million or $296 thousand per home; $300 million spent to date Redevelopment(2) Strategy: Focus on generating strong risk-adjusted returns in key markets such as Manhattan, Southern California, Northern California and Washington, D.C. Pipeline: 3,123 homes in 7 communities; total estimated cost of $319 million or $102 thousand per home; $53 million spent to date
2010 Acquisitions Improved the growth profile of the portfolio through acquisitions in select core markets Represents monthly income per occupied home at the time of acquisition. Represents monthly income per occupied home growth through 4Q11.. $36 million redevelopment began in 3Q11. See slide 24 for additional details.
1818 Platinum Triangle - Anaheim, CA Marina Pointe - Marina del Rey, CA Acquisition created a 1,051 home "pod" with two existing UDR communities located within two blocks Conveniently located with easy access to Venice, Santa Monica, Beverly Hills, and Los Angeles Currently undergoing a $36 million redevelopment which includes interior, common area and exterior renovations Developed by a leading private developer Easy access to major transportation arteries and infrastructure High-quality community and home amenities Substantial discount to replacement cost Off-market transaction
Garrison Square - Boston, MA Ridge at Blue Hills - Braintree, MA One of two acquisitions marking UDR's strategic entry into Boston market Recently developed by a leading private developer Excellent location with easy access to public transportation infrastructure and major traffic arteries Significant discount to replacement cost One of two acquisitions marking UDR's strategic entry into the Boston market Well-located in the heart of historic Boston's Back Bay and South End neighborhoods Excellent access to public transit system
Domain Brewers Hill - Baltimore, MD Recently developed by a leading private developer High-quality community and home amenities Significant discount to replacement cost Off-market transaction KFH JV: Portico at Silver Springs - Silver Springs, MD Acquired with its joint venture partner, Kuwait Finance House ('KFH') in April 2010 Located near the Metrorail station in Silver Spring, Maryland The 151-home high-rise community has one- and two- bedroom homes and was completed in 2009
UDR/MetLife JV I As of September 30, 2010. As of December 31, 2011. Ashton Westwood - Los Angeles, CA Cirque - Dallas, TX Valued at $2.4 billion when formed. UDR had a 12.3% ownership interest in the 26 operating communities originally included in the joint venture
2011 Acquisitions Improved the growth profile of the portfolio through acquisitions in select core markets Excludes commercial space and parking where applicable. Represents monthly income per occupied home at the time of acquisition. $60 million redevelopment began in 4Q11. See slide 28 for additional details.
10 Hanover Square - New York, NY 388 Beale - San Francisco, CA Two-20 story high-rise towers, located in the urban Rincon Hill neighborhood of downtown San Francisco Community amenities include 24-hour concierge service, outdoor spa, state-of-the-art fitness center, social lounge, and a controlled access on-site parking garage Within walking distance of the Financial District, Embarcadero and the Bay Bridge 23-story high-rise containing 41,650 square feet of fully-leased commercial space Located in the Financial District of Manhattan, between Water Street and Pearl Street; conveniently located near Battery Park, New York Stock Exchange and the Wall Street subway station $3 million renovation will include an updated lobby and lounge spaces, corridor renovation and an expanded rooftop deck
14 North - Peabody, MA Inwood West - Woburn, MA The community offers a clubhouse with an indoor basketball court, state-of-the-art fitness center, beautifully landscaped picnic areas with barbeque grills and a children's play area Residents have an array of transportation options ranging from train and bus stations, Amtrak's high speed rail line, and convenient access to Interstate 93 with direct highway access to Downtown Boston The acquisition also includes a 9-acre land parcel which is entitled to build 34 market rate apartment homes Community amenities include a clubhouse, state-of- the-art fitness center, landscaped picnic areas with covered atriums and barbeque grills and a resort style swimming pool and sundeck One-, two-, and three-bedroom homes, and lofts, feature open floor plans with bay windows, lofted ceilings, and spacious walk-in closets The community offers easy access to Interstate 95 and US-1, as well as the Salem Train Station, providing convenient access to the greater Boston area

View 14 – Washington, D.C.

- Located in the popular U Street Corridor – a young professional demographic neighborhood in Northwest Washington, D.C.
- The 9-story, 185-home luxury community was completed in 2009 and is located directly across the street from UDR's 2400 14th Street development and only ten blocks from UDR's Andover House community
- The community has a 100% property tax abatement incentive through 2020





Rivergate – New York, NY

- 35-story high-rise containing 24,315 square feet of fully-leased commercial space and a 125-space parking garage
- Located in desirable Murray Hill neighborhood of Manhattan, with views overlooking the East River
- Occupies a full city block between 34th and 35th Streets, FDR Drive and First Avenue
- $60 million redevelopment over the next few years will include apartment home upgrades as well as newly renovated community areas





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21 Chelsea - New York, NY 95 Wall - New York, NY 14-story high-rise with 1,600 square feet of fully leased retail space and a 152-space parking garage Located in the desirable Chelsea neighborhood on 21st Street between Sixth and Seventh Avenues $6 - $8 million redevelopment includes redesigned kitchen and bath, interior hallway renovation, a redesigned lobby, improved rooftop patio and a new management office 22-story high-rise containing 7,526 square feet of fully-leased commercial space and a 97-space parking garage Located in the Financial District on Wall Street between Water and Front Streets, just one block east of 10 Hanover Square Condo quality amenities include hardwood flooring, marble countertops and backsplashes, in-home washer dryer units and expansive windows with custom shades
Twenty 400 - Arlington, VA 1301 Thomas Circle - Washington, D.C. 10-story building constructed in 2006; located in the Logan Circle neighborhood near the 14th Street Corridor, less than a mile from the White House and close to Metrorail stations Just a short walk from two of the Company's other operating communities, Andover House and View 14, as well as its development project, 2400 14th Street Condominium-quality finishes include high-end appliances, granite countertops, maple cabinetry, bay windows, nine-foot ceilings and full-size washer/dryers Located along the I-395 corridor south of the District of Columbia and two miles from the Pentagon, and less than a mile from the Company's 241-home apartment community, Delancey at Shirlington Village Community amenities include a central courtyard, resort style swimming pool, a fitness center, resident lounge and a 329-space parking garage Condominium-quality finishes include stainless steel appliances, granite countertops, modern custom cabinetry and full size washer/dryers KFH Joint Venture Acquisitions
2012 - Formed UDR/MetLife JV II UDR's owns a 50% interest in the 12-community joint venture. As of December 31, 2011. Valued at $1.3 billion when formed. UDR has a 50% ownership interest in the 12 operating communities included in the joint venture
UDR/MetLife Joint Venture II Newly formed JV wherein each party owns a 50% interest in a $1.3 billion portfolio of twelve operating communities containing 2,528 apartment homes: Seven of the twelve communities (1,818 homes) were contributed from the UDR/MetLife I joint venture Columbus Square (710 homes) consists of five recently developed, high-rise apartment buildings on the Upper West Side of Manhattan The 2,528 apartment homes have an average age of 2 years, a monthly income per occupied home of $3,027(1) and are 95.5% occupied(1) UDR will operate the communities in the new JV and will receive property management, asset management and financing fees As of December 31, 2011. Columbus Square - New York, NY
Located on the Upper West Side of Manhattan Purchased by the newly formed joint venture for $630 million Partially funded through a combination of 10-year fixed and floating-rate debt totaling $302.3 million at an average rate of 3.8% Four of the five towers are located just one block from Central Park and encompass the Columbus Avenue street front between 97th Street and 100th Street The fifth tower is on Amsterdam Avenue and 100th Street, just one block west of the other four buildings Two acres of private, roof-top park space Columbus Square - New York, NY Columbus Square
Columbus Square All five buildings developed under the 421a program and have received real estate tax abatements that range from 10 to 20 years The well-amenitized high-rises sit above 392-parking spaces and 400,000 square feet of street-level retail, including a Whole Foods, Modell's, PetCo, Duane Reed and Starbucks(1) As 98th Street and 99th Street do not connect through Columbus Avenue, Columbus Square has a unique neighborhood-like feel Columbus Square - New York, NY Columbus Square - New York, NY 400,000 square feet of retail space and the 392 parking spaces were not included in the acquisition.
Communities Contributed from UDR/MetLife I JV The seven communities contributed from the UDR/MetLife I JV (1,818 homes) are located in high- barrier-to-entry markets with above-average job growth, low homeownership affordability and limited new multifamily supply Monthly income per occupied home for the seven communities increased 22% and occupancy increased from 89% to 95% since the formation of the UDR/MetLife I JV in November 2010 (CHART) +22% Seven communities contributed from the UDR/MetLife JV I. Ten20 - Bellevue, WA Ashton Bellevue - Bellevue, WA Domus - Philadelphia, PA
Development Pipeline Strategy: Focus development opportunities in select core markets that compliment and enhance UDR's existing portfolio such as Southern California, Northern California Washington, D.C., Boston and Dallas
Savoye2 - Addison, TX 2400 14th Street - Washington, D.C. High-rise community under construction in the District of Columbia; located across the street from newly acquired View 14 community Project is located in the U Street corridor, a magnet for D.C.'s young professionals, within walking distance of D.C. Metro subway stations, retail centers, and a variety of dining and entertainment options Anticipated LEED Certification Second phase of the Vitruvian ParkSM project, completed in the first quarter of 2012 Spectacular views and immediate entree into Vitruvian Park with its spring-fed creek, water features, jogging trails, picnic areas and 12-acres of open space Deluxe one and two-bedroom luxury apartment homes include California closets, open layouts with unique floor plans and modern finishes Anticipated LEED Certification Scheduled Completion: 1Q12 Scheduled Completion: 4Q12
Village at Bella Terra - Huntington Beach, CA Mission Bay - San Francisco, CA Located in the Mission Bay neighborhood of San Francisco and directly adjacent to AT&T park and a half mile from the Company's Edgewater community The mid-rise development is being built to meet LEED Gold standards and will consist of 315 apartment homes and 9,000 square feet of retail space 467-home community located in Huntington Beach, CA Located directly adjacent to the 770,000-square-foot Bella Terra lifestyle center, which contains over 70 shops and restaurants, including Whole Foods, and over 428,000 square feet of office space in the Towers at Bella Terra The development of Village at Bella Terra will deliver the first market-rate rental product into the submarket in over 20 years Scheduled Completion: 2Q13 Scheduled Completion: 3Q13
Phase III Vitruvian ParkSM - Addison, TX Los Alisos - Mission Viejo, CA Community's convenient location provides residents with excellent access to freeways and job centers across Orange County, Irvine and Santa Ana Located directly adjacent to the site is Mission Foothill Marketplace, an 110,000-square-foot retail center Third phase of the Vitruvian ParkSM project Strategically designed and built with spectacular views of Vitruvian Park including the amphitheater and grotto fountain Residents will enjoy best in-class amenities including a wine room, a luxury fitness center, two pools and a rooftop deck Anticipated LEED Certification Scheduled Completion: 4Q13 Scheduled Completion: 3Q13

Lodge at Stoughton – Stoughton, MA

- The 240-home community is well-located with easy access to major transportation corridors
- Situated near major job centers - approximately 1.5 million square feet of office space within 5 miles
- Home amenities include black-on-black appliances, slate tile flooring, custom color accent walls and Espresso stained cabinetry
- Community amenities include state-of-the-art fitness center, resort style swimming pool, outdoor grilling area playground and private screening room



Scheduled Completion: 2Q12

13th & Market – San Diego, CA

- Located in the East Village neighborhood of downtown San Diego, directly across the street from the planned 4-acre East Village Green public park
- Walking distance to PETCO Park and only three blocks from the UDR/MetLife Strata community
- The 263-home, six story community includes 340 parking spaces as well as 20,000 square feet of ground-level retail



Scheduled Completion: 3Q13

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Domain College Park - College Park, MD Beach Walk - Huntington Beach, CA The 173 home, four-level community, is wrapped around a five-level parking garage providing 288 parking spaces and approximately one mile from the Pacific Ocean Located directly across the street from the Newland Center which contains numerous grocers and over 30 retail shops Home amenities will include 9-foot ceilings, private patios, granite countertops, stainless steel appliances and walk-in closets The 256-home community is located immediately adjacent to The Robert H. Smith School of Business at the University of Maryland in College Park, MD. Land was purchased from the UDR/MetLife JV I The community is expected to be the only privately- owned, market-rate community located directly adjacent to the University of Maryland campus Scheduled Completion: TBD Scheduled Completion: 3Q13
Redevelopment Pipeline Strategy: Focus on generating strong risk-adjusted returns in key markets such as Manhattan, Southern California, Northern California and Washington, D.C.
Before Redevelopment After Redevelopment CitySouth - San Mateo, CA Budgeted Cost: $30.6 million Scheduled Completion: 2Q12 Barton Creek Landing - Austin, TX Budgeted Cost: $17.7 million Scheduled Completion: 2Q12 Redevelopment Pipeline
Before Redevelopment After Redevelopment Marina Pointe - Marina del Rey, CA Budgeted Cost: $36.1 million Scheduled Completion: 2Q13 Redevelopment Pipeline
Before Redevelopment After Redevelopment The Calvert - Alexandria, VA Budgeted Cost: $99.6 million Scheduled Completion: 1Q14 Redevelopment Pipeline Rivergate - Manhattan, NY Budgeted Cost: $60.0 million Scheduled Completion: 4Q13
Before Redevelopment Redevelopment Pipeline Pine Brook I & II - Costa Mesa, CA Budgeted Cost: $38.7 million Scheduled Completion: 2Q14 Villa Venetia - Costa Mesa, CA Budgeted Cost: $36.6 million Scheduled Completion: 2Q14 After Redevelopment
Forward-Looking Statement Certain statements made in this presentation may constitute "forward-looking statements." Words such as "expects," "intends," "believes," "anticipates," "plans," "likely," "will," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the Vitruvian ParkSM development, expectations concerning the joint ventures with third parties, expectations that automation will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws. This presentation and these forward-looking statements include UDR's analysis and conclusions and reflect UDR's judgment as of the date of these materials. UDR assumes no obligation to revise or update to reflect future events or circumstances.
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Investor Relations Contact: Chris Van Ens cvanens@udr.com 720.348.7762